                                                                EXHIBIT 10(h)

                         BEARINGS, INC. FORM 10-K FOR
                       FISCAL YEAR ENDED JUNE 30, 1995


                                   SCHEDULE
                          PURSUANT TO INSTRUCTION 2
                        ITEM 601 (a) OF REGULATION S-K


The Director and Officer Indemnification Agreements presently in effect for the Company's directors and executive officers are identical in all material respects. The Directors having executed such form of Agreement are:

                W. G. Bares
                W. E. Butler
                J. C. Dannemiller
                R. B. Every
                R. R. Gifford
                L. T. Hiltz
                J. J. Kahl
                G. L. LaMore
                J. C. Robinson
                J. S. Thornton

The Officers having executed such form of Agreement are (in addition to Messrs. Dannemiller and Robinson):

                F. A. Martins - Vice President-Sales & Marketing
                R. C. Shaw    - Vice President-Communications &
                                        Public Relations
                R. C. Stinson - Vice President-Administration, Human
                                        Resources, General Counsel &
                                        Secretary
                J. R. Whitten - Vice President-Finance & Treasurer
                M. O. Eisele  - Controller